--------------------------------------------------------------------------------

                                    Alliance
                         ------------------------------
                                    Mortgage
                         ------------------------------
                                   Securities
                         ------------------------------
                                  Income Fund
                         ------------------------------

                                           Annual Report
                                           December 31, 1998

                                           Alliance Capital [LOGO]
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                  Alliance Mortgage Securities Income Fund
================================================================================

February 24, 1999

Dear Shareholder:

We are pleased to report to you on our performance, investment strategy, and outlook for the Alliance Mortgage Securities Income Fund, for the annual reporting period ended December 31, 1998. The Fund is designed for investors who seek high current income, consistent with prudent investment risk. To achieve its objective, the Fund invests primarily in a diversified portfolio of mortgage-related securities. The Fund may also hold asset-backed securities, U.S. government securities, qualifying bank deposits, commercial paper and debt securities secured by commercial real estate.

INVESTMENT RESULTS

The following table provides the investment results for the Alliance Mortgage Securities Income Fund for the six-and 12-month periods ended December 31, 1998. For comparison, we have included the total returns for the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index, as well as for the Lipper U.S. Mortgage Funds Average (the Lipper Average).

Your Fund underperformed its benchmark and the Lipper Average for the six- and 12-month periods ended December 31, 1998. Our use of asset-backed securities in the third quarter dampened performance somewhat as investors, seeking safety from financial market turmoil, were heavy sellers of non-U.S. Treasury securities.

--------------------------------------------------------------------------------

   INVESTMENT RESULTS*
   Periods Ended December 31, 1998

                               Total Returns
                          6 Months      12 Months
                       -------------  -------------
   Alliance Mortgage
     Securities Income
     Fund
     Class A                2.42%          5.82%
     Class B                2.04%          5.04%
     Class C                2.04%          5.04%

   Lehman Brothers
     Mortgage-Backed
     Securities Index       3.46%          6.96%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Total Returns
                          6 Months      12 Months
                       -------------  -------------
   Lipper U.S. Mortgage
     Funds Average          2.93%          6.08%

* The Fund's investment results are total returns for the periods and are based on the net asset value of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

     The Lehman Brothers Mortgage-Backed Securities Index is comprised of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA). Graduated Payment Mortgages (GPMs) are included, but Graduated Equity Mortgages
     (GEMs) are not. The unmanaged Lipper U.S. Mortgage Funds Average (Lipper Average) is based on the performance of a universe of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For the six- and 12-month periods ended December 31, 1998, the Lipper Average consisted of 74 and 73 funds, respectively. An investor cannot invest directly in an index or an average.

     Additional investment results appear on page 3.

--------------------------------------------------------------------------------

MARKET OVERVIEW

Despite an unprecedented wave of financial shocks both at home and abroad during the six-month period ended December 31, 1998, overall U.S. economic growth remained strong, while inflation, interest rates and unemployment remained at historic lows. Strong consumer demand continued to be the driving force behind the economic expansion. However, the manufacturing sector continued to be negatively affected by weaker exports, as economies outside the U.S. slowed. The Federal Reserve cut interest rates toward the end of the period as the risk of an economic slowdown outweighed the risk of inflation.

During the six-month period ended December 31, 1998, the U.S. bond market continued to climb as investors sought safety from global financial market turmoil. At the beginning of the period, global markets suffered from multiple concerns about recession and a liquidity crisis throughout non-government bond markets. The currency devaluation and debt default in Russia, the extreme

                                        Alliance Mortgage Securities Income Fund
================================================================================

weakness in the Japanese yen, and the well-publicized bailout of Long Term Capital Management's hedge fund all added to investors' risk aversion. The resulting "flight to quality" spurred a rally in the U.S. Treasury market and other "safe haven" government bond markets outside the U.S., and negatively impacted returns in the corporate, high yield and mortgage bond sectors. The U.S. Federal Reserve and other world central banks reacted by reducing official interest rates. The combined effect of monetary policy ease, with the release of stronger than expected U.S. economic growth data, reduced market aversion and investors cautiously moved back into higher-yielding securities toward the end of the period. The U.S. Treasury sector outperformed all other U.S. bond market sectors over the six-month period ended December 31, 1998.

INVESTMENT STRATEGY

During the six-month period ended December 31, 1998, we adjusted the portfolio with changes in our expectations for prepayment rates versus the market consensus. In the third quarter of 1998, as interest rates fell and prepayment expectations rose, we increased the Fund's allocation to Treasury securities versus mortgage-backed securities (MBS). In the fourth quarter, as interest rates stabilized and mortgage valuation became more attractive, we increased our mortgage exposure by adding 30-year MBS. We also opportunistically employed asset-backed securities to enhance yield and returns when spreads widened and subsequently tightened. At the end of the period, we executed several swaps between agencies and coupons to take advantage of differing prepayment expectations.

OUTLOOK

We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, global growth will continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to moderate from the robust rate of the fourth quarter with growth estimates centered around 3.0% for 1999. Further interest rate reductions by the Federal Reserve are likely, but not imminent. U.S. interest rates, as well as inflation, will remain low.

In the U.S. fixed-income markets, spread sectors (non-U.S. Treasury sectors) will provide opportunities as economic and financial markets stabilize in response to the Federal Reserve's pre-emptive attempts to sustain the economic expansion. We expect the safe-haven premium on Treasuries to diminish somewhat, but Treasuries will continue to perform well given their attractiveness to foreign investors, a low inflationary environment and investor sentiment to constrain risk. We expect the mortgage-backed sector will provide benefits due to their attractive valuations and slower prepayment levels as mortgage rates have risen slightly and we enter a period of slower refinancing.

Thank you for your continued interest and investment in the Alliance Mortgage Securities Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa
John D. Carifa
Chairman


/s/ Jeffrey S. Phlegar
Jeffrey S. Phlegar
Vice President

--------------------------------------------------------------------------------

Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES       Alliance Mortgage Securities Income Fund
================================================================================

Alliance Mortgage Securities Income Fund is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in mortgage-related securities, including collateralized mortgage obligations, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of December 31, 1998

                         -----------------------------
                                 CLASS A SHARES
                         -----------------------------

                                         Without          With
                                      Sales Charge    Sales Charge
                                     ------------------------------
              One Year                    5.82%           1.36%
              5 Years                     5.29%           4.39%
              10 Years                    8.13%           7.66%

              SEC Yield**                 5.98%

                         -----------------------------
                                 CLASS B SHARES
                         -----------------------------

                                         Without          With
                                      Sales Charge    Sales Charge
                                     ------------------------------
              One Year                    5.04%           2.07%
              5 Years                     4.52%           4.52%
              Since Inception* (a)        5.84%           5.84%

              SEC Yield**                 5.51%

                         -----------------------------
                                 CLASS C SHARES
                         -----------------------------

                                         Without          With
                                      Sales Charge    Sales Charge
                                     ------------------------------
              One Year                    5.04%           4.05%
              5 Years                     4.51%           4.51%
              Since Inception*            4.75%           4.75%

              SEC Yield**                 5.54%

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

*    Inception: 1/30/92 Class B; 5/3/93 Class C.

** SEC Yields are based on SEC guidelines and are calculated on 30 days ended December 31, 1998.

(a)  Assumes conversion of Class B shares into Class A shares after six years.

                                        Alliance Mortgage Securities Income Fund
================================================================================

ALLIANCE MORTGAGE SECURITIES INCOME FUND
GROWTH OF A $10,000 INVESTMENT
12/31/88 TO 12/31/98

                               [GRAPHIC OMITTED]

     This chart illustrates the total value of an assumed $10,000 investment in Alliance Mortgage Securities Income Fund Class A shares (from 12/31/88 to 12/31/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

     The Lipper U.S Mortgage Funds Average reflects performance of 17 funds (based on the number of funds in the average from 12/31/88 to 12/31/98). These funds have generally similar investment objectives to Alliance Mortgage Securities Income Fund, although the investment policies of some funds included in the average may vary.

     The Lehman Brothers Mortgage-Backed Securities Index tracks the performance of bonds backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

     When comparing Alliance Mortgage Securities Income Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or average.

PORTFOLIO OF INVESTMENTS
December 31, 1998                       Alliance Mortgage Securities Income Fund
================================================================================

                                                      Principal
                                                       Amount
                                                        (000)           Value
--------------------------------------------------------------------------------
MORTGAGE-RELATED
   SECURITIES-108.2%
FEDERAL NATIONAL
   MORTGAGE
   ASSOCIATION-49.1%
   6.00%, 2/01/28-11/01/28 .................      $     32,280      $ 31,856,245
   6.50%, 4/01/09-12/01/13 .................            97,811        99,176,593
   7.00%, 1/01/07-6/01/28  .................           115,818       118,196,996
   7.50%, 9/01/26-7/01/28  .................            17,597        18,075,058
   8.00%, 1/01/28-10/01/28 .................            28,566        29,583,692
   11.00%, 7/15/16 .........................             3,625         3,969,379
   11.50%, 9/15/20 .........................             2,299         2,623,508
   12.00%, 3/01/13-5/01/15 .................               857           976,494
   12.00%, 7/01/00 (a) .....................                 4             4,948
                                                                    ------------
Total Federal National
   Mortgage Association
   (cost $304,237,512) .....................                         304,462,913
                                                                    ------------
GOVERNMENT
   NATIONAL MORTGAGE
   ASSOCIATION-26.5%
   7.00%, 1/15/23-9/15/28  .................            95,734        97,947,332
   7.50%, 6/15/24-2/15/28  .................            63,032        64,981,397
   9.00%, 12/15/19 .........................                 3             3,329
   10.00%, 10/15/17-6/15/20 ................               634           688,416
   11.50%, 3/15/10-11/15/15 ................               444           498,823
   12.00%, 2/15/14 .........................               172           193,768
   12.50%, 3/15/11-5/15/15 .................               153           174,779
   13.00%, 11/15/99 (a) ....................                 9             9,545
                                                                    ------------
Total Government National
   Mortgage Association
   (cost $164,835,325) .....................                         164,497,389
                                                                    ------------
FEDERAL HOME LOAN
   MORTGAGE CORP.-23.4%
   6.50%, 1/01/29 ..........................           112,000       112,804,160
   7.00%, 9/01/11-8/01/12 (a) ..............             5,382         5,496,490
   11.50%, 10/01/10-6/01/20 ................             2,120         2,393,546
   12.00%, 5/01/10-7/01/20 .................            16,938        19,121,932
   12.25%, 8/01/13-7/01/14 .................               386           440,837
   12.50%, 6/01/19 .........................             2,616         3,034,282
   12.75%, 6/01/12-2/01/14 .................               107           124,057
   13.00%, 5/01/14-12/01/18 ................               954         1,118,394
   13.50%, 1/01/12-10/01/16 ................               290           344,178
   14.75%, 3/01/10 .........................                44            52,080
                                                                    ------------
Total Federal Home
   Loan Mortgage Corp. .....................
   (cost $144,937,018) .....................                         144,929,956
                                                                    ------------
COLLATERALIZED
   MORTGAGE
   OBLIGATIONS-5.3%
Citicorp Mortgage
   Securities, Inc. ........................
   Series 1987-3 Cl. A1
   9.00%, 5/25/17 ..........................             8,981         9,188,593
MLCC Mortgage
   Investors, Inc. .........................
   Series 1995-B Cl.B
   6.78%, 10/15/20 (b) .....................             4,932         4,110,935
   Series 1996-B Cl.B
   6.78%, 7/15/21 (b) ......................            10,955         9,190,570
Morgan Stanley Capital I
   Series 1998-XL2 Cl.A2
   6.17%, 10/03/08 .........................            10,000        10,118,800
                                                                    ------------
Total Collateralized
   Mortgage Obligations
   (cost $33,449,261) ......................                          32,608,898
                                                                    ------------
STRIPPED MORTGAGE
   BACKED SECURITIES-3.9%
Bear Stearns
   1997 Cl.2-X I/O (c) (d)
   12.35%, 8/25/36 .........................             6,571         4,113,986
LB Commercial Conduit
   Mortgage Trust
   Series 1998-C4 Cl.X I/O
   9.25%, 9/15/23 (d) ......................             8,053         8,066,056

PORTFOLIO OF INVESTMENTS (continued)    Alliance Mortgage Securities Income Fund
================================================================================

                                                      Principal
                                                       Amount
                                                        (000)           Value
--------------------------------------------------------------------------------
Mortgage Capital
   Funding, Inc. ..........................
   Series 1996-MC2 Cl.X I/O
   8.50%, 12/21/26 (d) ....................      $      13,044    $  12,325,879
                                                                  -------------
Total Stripped Mortgage
   Backed Securities
   (cost $27,667,570) .....................                          24,505,921
                                                                  -------------
Total Mortgage-Related
   Securities
   (cost $675,126,686) ....................                         671,005,077
                                                                  -------------
U.S. GOVERNMENT
   OBLIGATION-8.2%
United States Treasury Note
   4.63%, 11/30/00 (e)
   (cost $51,094,449) .....................             51,000       51,031,620
                                                                  -------------
ASSET BACKED
   SECURITY-3.2%
Green Tree Home
   Improvement Loan Trust
   Series 1998-D Cl.HEA4
   6.25%, 8/15/29
   (cost $19,989,188) .....................             20,000       20,137,600
                                                                  -------------
REPURCHASE AGREEMENT-2.3%
State Street Bank and
   Trust Co. ..............................
   5.15%, dated 12/31/98,
   due 1/04/99 in the
   amount of $14,097,062
   (collateralized by $13,920,000
   U.S. Treasury Note,
   6.00%, 8/15/99,
   value $14,346,320)
   (amortized cost
   $14,089,000) ...........................             14,089       14,089,000
                                                                  -------------
TOTAL INVESTMENTS-121.9%
   (cost $760,299,323) ....................                         756,263,297
Other assets less
   liabilities-(21.9%) ....................                        (135,905,873)
                                                                  -------------
NET ASSETS-100% ...........................                       $ 620,357,424
                                                                  =============

--------------------------------------------------------------------------------

(a)  15 year mortgage.

(b)  Adjustable rate mortgages; stated interest in effect at December 31, 1998.

(c) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to $4,113,986 or 0.7% of net assets.

(d) Interest rate represents yield to maturity and principal amount represents amortized cost.

(e) Security, or a portion thereof, loaned at December 31, 1998, with an aggregate market value of $33,020,460 and cash collateral received from the counterparty of Prudential Securities in the amount of $33,123,750.

     Glossary:

     I/O - Interest Only

     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998                       Alliance Mortgage Securities Income Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $760,299,323) ...............  $ 756,263,297
   Cash ..................................................................          5,081
   Receivable for investment securities sold .............................     41,041,311
   Receivable for capital stock sold .....................................      7,302,934
   Interest receivable ...................................................      4,793,602
   Receivable for initial margin deposit on futures contracts ............        109,200
   Variation margin receivable on futures contracts ......................          2,844
                                                                            -------------
   Total assets ..........................................................    809,518,269
                                                                            -------------
LIABILITIES
   Deposit for securities loaned .........................................     33,131,571
   Payable for investment securities purchased ...........................    146,308,508
   Payable for capital stock redeemed ....................................      8,487,582
   Advisory fee payable ..................................................        838,325
   Distribution fee payable ..............................................         32,531
   Accrued expenses and other liabilities ................................        362,328
                                                                            -------------
   Total liabilities .....................................................    189,160,845
                                                                            -------------
NET ASSETS ...............................................................  $ 620,357,424
                                                                            =============
COMPOSITION OF NET ASSETS
   Capital stock, at par .................................................  $     724,939
   Additional paid-in capital ............................................    809,859,047
   Accumulated net realized loss on investments and futures transactions .   (186,230,348)
   Net unrealized depreciation of investments and futures transactions ...     (3,996,214)
                                                                            -------------
                                                                            $ 620,357,424
CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
     ($469,750,032 / 54,900,431 shares of capital stock issued and outstanding) .. $8.56
   Sales charge--4.25% of public offering price ..................................   .38
                                                                                   -----
   Maximum offering price ........................................................ $8.94
                                                                                   =====
   Class B Shares
   Net asset value and offering price per share
     ($126,878,986 / 14,822,123 shares of capital stock issued and outstanding) .. $8.56
                                                                                   -----
   Class C Shares
   Net asset value and offering price per share
     ($23,728,406 / 2,771,346 shares of capital stock issued and outstanding) .... $8.56
                                                                                   =====

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1998            Alliance Mortgage Securities Income Fund
================================================================================

INVESTMENT INCOME
   Interest.........................................               $ 53,458,953
EXPENSES
   Advisory fee.....................................  $3,521,003
   Distribution fee - Class A.......................   1,198,487
   Distribution fee - Class B.......................   2,398,760
   Distribution fee - Class C.......................     261,313
   Transfer agency..................................   1,193,580
   Custodian........................................     280,079
   Printing.........................................     183,960
   Administrative...................................     163,026
   Audit and legal..................................     106,901
   Registration.....................................      67,796
   Taxes............................................      39,525
   Directors' fees..................................      27,182
   Miscellaneous....................................      31,162
                                                      ----------
   Total expenses before interest...................   9,472,774
   Interest expense.................................   5,621,777
                                                      ----------
   Total expenses...................................                 15,094,551
                                                                   ------------
   Net investment income............................                 38,364,402
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions.....                  9,662,841
   Net realized gain on futures transactions........                    288,008
   Net change in unrealized appreciation of:
     Investments....................................                (12,122,144)
     Futures transactions...........................                     39,812
                                                                   ------------
   Net loss on investments..........................                 (2,131,483)
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........               $ 36,232,919
                                                                   ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS      Alliance Mortgage Securities Income Fund
================================================================================

                                                                       Year Ended         Year Ended
                                                                    December 31, 1998  December 31, 1997
                                                                    -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income............................................   $  38,364,402      $  47,791,209
  Net realized gain on investment and futures transactions.........       9,950,849          6,410,634
  Net change in unrealized appreciation of investments and futures
    transactions...................................................     (12,082,332)         6,200,348
                                                                      -------------      -------------
  Net increase in net assets from operations.......................      36,232,919         60,402,191
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A........................................................     (24,150,391)       (24,227,746)
    Class B........................................................     (12,817,547)       (21,830,955)
    Class C........................................................      (1,396,464)        (1,732,508)
  Distributions in excess of net investment income
    Class A........................................................      (1,771,630)        (1,518,165)
    Class B........................................................        (939,565)        (1,367,976)
    Class C........................................................        (100,466)          (108,563)
CAPITAL STOCK TRANSACTIONS
  Net decrease.....................................................     (98,968,113)      (210,798,327)
                                                                      -------------      -------------
  Total decrease...................................................    (103,911,257)      (201,182,049)
NET ASSETS
  Beginning of year................................................     724,268,681        925,450,730
                                                                      -------------      -------------
  End of year......................................................   $ 620,357,424      $ 724,268,681
                                                                      =============      =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1998                       Alliance Mortgage Securities Income Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Mortgage Securities Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund amortizes premium and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to distributions in excess of taxable income, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

                                        Alliance Mortgage Securities Income Fund
================================================================================

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .1375 of 1% (approximately .55 of 1% on an annual basis) of the first $500 million of the Fund's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. The Adviser has agreed to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) in any year exceed 1% of its average daily net assets for such year. No such reimbursement was required for the year ended December 31, 1998.

Pursuant to the advisory agreement, the Fund paid $163,026 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended December 31, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $826,158 for the year ended December 31, 1998.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $51,696 from the sales of Class A shares and $149, $51,824 and $3,970 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended December 31, 1998.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,302,057 and $3,103,709 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $59,484,844 and $174,073,147, respectively, for the year ended December 31, 1998. There were purchases of $1,706,224,992 and sales of $1,409,088,749 of U.S. government and government agency obligations for the year ended December 31, 1998.

At December 31, 1998, the cost of investments for federal income tax purposes was $760,367,647. Accordingly, gross unrealized appreciation of investments was $2,205,752 and gross unrealized depreciation of investments was $6,310,102 resulting in net unrealized depreciation of $4,104,350.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 1998 of $186,122,212, of which $182,944,266 expires in the year 2002 and $3,177,946 expires in the year 2004.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

NOTES TO FINANCIAL STATEMENTS (cont.)   Alliance Mortgage Securities Income Fund
================================================================================

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At December 31, 1998, the Fund had outstanding futures contracts, as follows:

                                                                       Value at        Unrealized
                Number of                Expiration     Original     December 31,     Appreciation
    Type        Contracts    Position       Month         Value          1998       December 31, 1998
-------------  -----------  ----------  ------------  ------------- -------------- -------------------
United States
Treasury Note      91         Short      March 1999    $10,883,031    $10,843,219        $39,812

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding interest rate swap contracts at December 31, 1998.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 1,800,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares.

Each class consists of 600,000,000 authorized shares. Transactions in capital stock were as follows:

                                   ------------------------------  -------------------------------
                                               SHARES                           AMOUNT
                                   ------------------------------  -------------------------------
                                     Year Ended      Year Ended       Year Ended      Year Ended
                                    December 31,    December 31,     December 31,    December 31,
                                        1998            1997             1998            1997
                                   --------------  --------------  ---------------  --------------
Class A
Shares sold.......................     6,135,759       1,417,930    $  52,962,095   $  12,116,917
Shares issued in reinvestment of
   dividends and distributions....     1,659,539       1,547,957       14,298,768      13,216,360
Shares converted from Class B.....    16,276,489       2,567,092      140,421,587      21,940,632
Shares redeemed...................   (12,357,705)    (10,860,453)    (106,540,434)    (92,588,666)
                                   -------------   -------------    -------------   -------------
Net increase (decrease)...........    11,714,082      (5,327,474)   $ 101,142,016   $ (45,314,757)
                                   =============   =============    =============   =============

                                        Alliance Mortgage Securities Income Fund
================================================================================

                                   ------------------------------  -------------------------------
                                               SHARES                           AMOUNT
                                   ------------------------------  -------------------------------
                                     Year Ended      Year Ended       Year Ended      Year Ended
                                    December 31,    December 31,     December 31,    December 31,
                                        1998            1997             1998            1997
                                   --------------  --------------  ---------------  --------------
Class B
Shares sold.......................     1,129,782         675,057   $   9,742,600   $   5,759,766
Shares issued in reinvestment of
   dividends and distributions....       847,302       1,345,087       7,308,487      11,481,237
Shares converted to Class A.......   (16,274,788)     (2,567,092)   (140,421,587)    (21,940,632)
Shares redeemed...................    (8,433,020)    (17,950,900)    (72,791,687)   (152,926,277)
                                   -------------   -------------   -------------   -------------
Net decrease......................   (22,730,724)    (18,497,848)  $(196,162,187)  $(157,625,906)
                                   =============   =============   =============   =============
Class C
Shares sold.......................       493,383         308,895   $   4,254,625   $   2,638,792
Shares issued in reinvestment of
   dividends and distributions....       119,962         154,123       1,034,204       1,316,078
Shares redeemed...................    (1,071,818)     (1,385,598)     (9,236,771)    (11,812,534)
                                   -------------   -------------   -------------   -------------
Net decrease......................      (458,473)       (922,580)  $  (3,947,942)  $  (7,857,664)
                                   =============   =============   =============   =============

--------------------------------------------------------------------------------

NOTE F: Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the year ended December 31, 1998, the maximum amount of security lending agreements outstanding was $212,060,750, the average amount outstanding was approximately $27,162,374 and the daily weighted average interest rate was 5.43%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount or income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. The rebate rate is the spread between the interest rate received and interest rate paid in the repurchase agreement market by the securities borrower.

As of December 31, 1998, the Fund had entered into the following security lending agreement:

     Amount            Counterparty         Interest Rate          Maturity
  -------------       --------------       ---------------      ---------------
   $33,123,750     Prudential Securities        4.25%           January 6, 1999

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended December 31, 1998.

FINANCIAL HIGHLIGHTS                    Alliance Mortgage Securities Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                -----------------------------------------------------------
                                                                           CLASS A
                                                -----------------------------------------------------------
                                                                   Year Ended December 31,
                                                   1998        1997        1996         1995       1994
                                                ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year.............   $ 8.63      $ 8.51      $ 8.75       $8.13      $ 9.29
                                                  ------      ------      ------       -----      ------
Income From Investment Operations
Net investment income..........................      .52(a)      .54(a)      .54(a)      .57(a)      .57
Net realized and unrealized gain (loss) on
  investments and futures transactions.........     (.03)        .15        (.19)        .64       (1.13)
                                                  ------      ------      ------       -----      ------
Net increase (decrease) in net asset value
  from operations..............................      .49         .69         .35        1.21        (.56)
                                                  ------      ------      ------       -----      ------
Less: Dividends and Distributions
Dividends from net investment income...........     (.52)       (.54)       (.51)       (.57)       (.58)
Distributions in excess of net investment
  income ......................................     (.04)       (.03)         -0-         -0-         -0-
Tax return of capital..........................       -0-         -0-       (.08)       (.02)       (.02)
                                                  ------      ------      ------       -----      ------
Total dividends and distributions..............     (.56)       (.57)       (.59)       (.59)       (.60)
                                                  ------      ------      ------       -----      ------
Net asset value, end of year...................   $ 8.56      $ 8.63      $ 8.51       $8.75      $ 8.13
                                                  ======      ======      ======       =====      ======
Total Return
Total investment return based on net asset
  value (b) ...................................     5.82%       8.40%       4.23%      15.34%      (6.14)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)........ $469,750    $372,494    $412,899    $502,390    $553,889
Ratio of expenses to average net assets........     1.99%       1.41%       1.68%       1.66%       1.29%
Ratio of expenses to average net assets
  excluding interest expense...................     1.14%       1.07%       1.03%       1.03%        .97%
Ratio of net investment income to average
  net assets ..................................     6.06%       6.30%       6.38%       6.77%       6.77%
Portfolio turnover rate........................      202%        184%        208%        285%        438%

--------------------------------------------------------------------------------
See footnotes page 16.

                                        Alliance Mortgage Securities Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                -----------------------------------------------------------
                                                                           CLASS B
                                                -----------------------------------------------------------
                                                                   Year Ended December 31,
                                                   1998        1997        1996         1995       1994
                                                ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year.............   $ 8.63      $ 8.51      $ 8.75       $8.13      $ 9.29
                                                  ------      ------      ------       -----      ------
Income From Investment Operations
Net investment income..........................      .45(a)      .48(a)      .48(a)      .51(a)      .51
Net realized and unrealized gain (loss) on
  investments and futures transactions.........     (.02)        .15        (.19)        .64       (1.14)
                                                  ------      ------      ------       -----      ------
Net increase (decrease) in net asset value
  from operations..............................      .43         .63         .29        1.15        (.63)
                                                  ------      ------      ------       -----      ------
Less: Dividends and Distributions
Dividends from net investment income...........     (.45)       (.48)       (.46)       (.51)       (.51)
Distributions in excess of net investment
  income ......................................     (.05)       (.03)         -0-         -0-         -0-
Tax return of capital..........................       -0-         -0-       (.07)       (.02)       (.02)
                                                  ------      ------      ------       -----      ------
Total dividends and distributions..............     (.50)       (.51)       (.53)       (.53)       (.53)
                                                  ------      ------      ------       -----      ------
Net asset value, end of year...................   $ 8.56      $ 8.63      $ 8.51       $8.75      $ 8.13
                                                  ======      ======      ======       =====      ======
Total Return
Total investment return based on net asset
  value (b) ...................................     5.04%       7.60%       3.46%      14.48%      (6.84)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)........ $126,879    $323,916    $477,196    $737,593    $921,418
Ratio of expenses to average net assets........     2.68%       2.14%       2.37%       2.37%       2.00%
Ratio of expenses to average net assets
  excluding interest expense...................     1.85%       1.78%       1.74%       1.74%       1.68%
Ratio of net investment income to average
  net assets ..................................     5.33%       5.60%       5.66%       6.06%       6.05%
Portfolio turnover rate........................      202%        184%        208%        285%        438%


--------------------------------------------------------------------------------
See footnotes page 16.

FINANCIAL HIGHLIGHTS (continued)        Alliance Mortgage Securities Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                -----------------------------------------------------------
                                                                           CLASS C
                                                -----------------------------------------------------------
                                                                   Year Ended December 31,
                                                   1998        1997        1996         1995       1994
                                                ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year.............   $ 8.63      $ 8.51      $ 8.75       $8.13       $ 9.29
                                                  ------      ------      ------       -----       ------
Income From Investment Operations
Net investment income..........................      .46(a)      .48(a)      .48(a)      .51(a)       .51
Net realized and unrealized gain (loss) on
  investments and futures transactions.........     (.03)        .15        (.19)        .64        (1.14)
                                                  ------      ------      ------       -----       ------
Net increase (decrease) in net asset value
  from operations..............................      .43         .63         .29        1.15         (.63)
                                                  ------      ------      ------       -----       ------
Less: Dividends and Distributions
Dividends from net investment income...........     (.46)       (.48)       (.46)       (.51)        (.51)
Distributions in excess of net investment
  income ......................................     (.04)       (.03)         -0-         -0-          -0-
Tax return of capital..........................       -0-         -0-       (.07)       (.02)        (.02)
                                                  ------      ------      ------       -----       ------
Total dividends and distributions..............     (.50)       (.51)       (.53)       (.53)        (.53)
                                                  ------      ------      ------       -----       ------
Net asset value, end of year...................   $ 8.56      $ 8.63      $ 8.51       $8.75       $ 8.13
                                                  ======      ======      ======       =====       ======
Total Return
Total investment return based on net asset
  value (b) ...................................     5.04%       7.60%       3.46%      14.46%       (6.84)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)........  $23,728     $27,859     $35,355     $45,558      $58,338
Ratio of expenses to average net assets........     2.69%       2.12%       2.38%       2.35%        1.97%
Ratio of expenses to average net assets
  excluding interest expense...................     1.84%       1.77%       1.73%       1.73%        1.69%
Ratio of net investment income to average
  net assets ..................................     5.35%       5.61%       5.67%       6.07%        6.06%
Portfolio turnover rate........................      202%        184%        208%        285%         438%

--------------------------------------------------------------------------------

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                    Alliance Mortgage Securities Income Fund
================================================================================

To the Shareholders and Board of Directors
Alliance Mortgage Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Mortgage Securities Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Mortgage Securities Income Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
February 3, 1999

                                        Alliance Mortgage Securities Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen H. Corbet, Senior Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

THE ALLIANCE FAMILY OF MUTUAL FUNDS
================================================================================

Fixed Income

Alliance Bond Fund
     U.S. Government Portfolio
     Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

Tax-Free Income

Alliance Municipal Income Fund
     California Portfolio
     Insured California Portfolio
     Insured National Portfolio
     National Portfolio
     New York Portfolio
Alliance Municipal Income Fund II
     Arizona Portfolio
     Florida Portfolio
     Massachusetts Portfolio
     Michigan Portfolio
     Minnesota Portfolio
     New Jersey Portfolio
     Ohio Portfolio
     Pennsylvania Portfolio
     Virginia Portfolio

Money Market

AFD Exchange Reserves

Growth

The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

Growth & Income

Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

Aggressive Growth

Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

International

Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

Institutional

Premier Growth
Quasar
Real Estate Investment

Closed-End Funds

Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

Cash Management Services

Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
     Prime Portfolio
     Government Portfolio
     Tax-Free Portfolio
     Trust Portfolio
     Treasury Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
     California Portfolio
     Connecticut Portfolio
     Florida Portfolio
     General Portfolio
     Massachusetts Portfolio
     New Jersey Portfolio
     New York Portfolio
     Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
     Prime Portfolio
     Government Portfolio
     General Municipal Portfolio

ALLIANCE MORTGAGE SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO]

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MORAR